Exhibit 99.1
First Quarter 2026 Earnings Considerations
Occidental Petroleum Corporation ("Occidental") is providing the following summary of earnings considerations that management believes will impact results for the first quarter of 2026. The summary is intended only to provide information regarding current estimates of these factors. It is not comprehensive of all results for and changes that have occurred in the first quarter of 2026 and is not an estimate of the first quarter of 2026 earnings for Occidental. Further, this summary may not account for all adjustments and charges required to fully reflect changes in industry conditions, is preliminary and is subject to finalization of Occidental's financial reporting process for the first quarter of 2026.

Average Diluted Shares Outstanding
Average diluted shares outstanding for the first quarter of 2026 were 1,006.9 million shares.

Realizations
The following table presents information about Occidental's average realized prices and index prices:

Three months ended March 31, 2026
Average Realized Prices
Oil ($/Bbl)
United States	$70.31
International	$67.59
Total Worldwide	$69.91
NGL ($/Bbl)
United States	$18.45
International	$23.52
Total Worldwide	$18.99
Natural Gas ($/Mcf)
United States	$1.01
International	$1.93
Total Worldwide	$1.20

Average Index Prices
WTI oil ($/Bbl)	$71.93
Brent oil ($/Bbl)	$77.93
NYMEX gas ($/Mcf)	$3.93

Average Realized Prices as Percentage of Average Index Prices
Worldwide oil as a percentage of average WTI	97%
Worldwide oil as a percentage of average Brent	90%
Worldwide NGL as a percentage of average WTI	26%
Domestic natural gas as a percentage of average NYMEX	26%

Forward-Looking Statements
The First Quarter 2026 Earnings Considerations ("Earnings Considerations") contain forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements about Occidental's expectations, beliefs, plans or forecasts. All statements other than statements of historical fact are "forward-looking statements" for purposes of federal and state securities laws, including, but not limited to: any projections of earnings, revenue or other financial items or future financial position or sources of financing; any statements of the plans, strategies and objectives of management for future operations or business strategy; any statements regarding future economic conditions or performance; any statements of belief; and any statements of assumptions underlying any of the foregoing. Words such as "estimate," "will," "may," "intend," "believe," "subject to," "expect," "could," "project" or similar expressions that convey the prospective nature of events or outcomes are generally indicative of forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the Earnings Considerations unless an earlier date is specified. Unless legally required, Occidental does not undertake any obligation to update, modify or withdraw any forward-looking statements as a result of new information, future events or otherwise.

Actual outcomes or results, including the impact of the Earnings Considerations, may differ from anticipated results or estimates, sometimes materially. Factors that could cause results to differ from those projected or assumed in any forward-looking statement include, but are not limited to: general economic conditions, including slowdowns and recessions, domestically or internationally; Occidental's indebtedness and other payment obligations, including the need to generate sufficient cash flows to fund operations; Occidental's ability to successfully monetize select assets and repay or refinance debt and the impact of changes in Occidental's credit ratings or future increases in interest rates; assumptions about energy markets; global and local commodity and commodity-futures pricing fluctuations and volatility; supply and demand considerations for, and the prices of, Occidental's products and services; actions by the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC oil producing countries; results from operations and competitive conditions; future impairments of Occidental's proved and unproved oil and gas properties or equity investments, or write-downs of productive assets, causing charges to earnings; unexpected changes in costs; government actions (including the effects of announced or future tariff increases and other geopolitical, trade, tariff, fiscal and regulatory uncertainties), war (including the Russia-Ukraine war and conflicts in the Middle East) and political conditions and events; inflation, its impact on markets and economic activity and related monetary policy actions by governments in response to inflation; availability of capital resources, levels of capital expenditures and contractual obligations; the regulatory approval environment, including Occidental's ability to timely obtain or maintain permits or other government approvals, including those necessary for drilling and/or development projects; Occidental's ability to successfully complete, or any material delay of, field developments, expansion projects, capital expenditures, efficiency projects, acquisitions or divestitures; risks associated with acquisitions, mergers and joint ventures, such as difficulties integrating businesses, uncertainty associated with financial projections or projected synergies, restructuring, increased costs and adverse tax consequences; uncertainties and liabilities associated with acquired and divested properties and businesses, including retained liabilities and indemnification obligations associated with the chemical business; uncertainties about the estimated quantities of oil, natural gas liquids (NGL) and natural gas reserves; lower-than-expected production from development projects or acquisitions; Occidental's ability to realize the anticipated benefits from prior or future streamlining actions to reduce fixed costs, simplify or improve processes and improve Occidental's competitiveness; exploration, drilling and other operational risks; disruptions to, capacity constraints in, or other limitations on the pipeline systems that deliver Occidental's oil and natural gas and other processing and transportation considerations; volatility in the securities, capital or credit markets, including capital market disruptions and instability of financial institutions; health, safety and environmental (HSE) risks, costs and liability under existing or future federal, regional, state, provincial, tribal, local and international HSE laws, regulations and litigation (including related to climate change or remedial actions or assessments); legislative or regulatory changes, including changes relating to hydraulic fracturing or other oil and natural gas operations, retroactive royalty or production tax regimes and deep-water and onshore drilling and permitting regulations; Occidental's ability to recognize intended benefits from its business strategies and initiatives, such as the sale of the chemical business, Occidental's low-carbon ventures businesses and announced greenhouse gas emissions reduction targets or net-zero goals; changes in government grant or loan programs; potential liability resulting from pending or future litigation, government investigations and other proceedings; disruption or interruption of production or manufacturing or facility damage due to accidents, chemical releases, labor unrest, weather, power outages, natural disasters, cyber-attacks, terrorist acts or insurgent activity; the scope and duration of global or regional health pandemics or epidemics and actions taken by government authorities and other third parties in connection therewith; the creditworthiness and performance of Occidental's counterparties, including financial institutions, operating partners and other parties; failure of risk management; Occidental's ability to retain and hire key personnel; supply, transportation and labor constraints; reorganization or restructuring of Occidental's operations; changes in state, federal or international tax rates, deductions, incentives or credits; and actions by third parties that are beyond Occidental's control.

Additional information concerning these and other factors that may cause Occidental's results of operations and financial position to differ from expectations can be found in Occidental's other filings with the U.S. Securities and Exchange Commission, including Occidental's Annual Report on Form 10-K for the fiscal year ended December 31, 2025, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.